UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2014

Item 1.	Reports to Stockholders.

OppenheimerFunds™
THE RIGHT WAY TO INVEST

OPPENHEIMER

CORPORATE BOND FUND

ANNUAL REPORT 7.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
1-Year	7.56%	2.46%	3.97%
Since Inception (8/2/10)	7.06	5.76	3.44

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER CORPORATE BOND FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 7.56% during the reporting period. On a relative basis, the Fund outperformed the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 3.97% during the same period. Corporate bonds outperformed U.S. Treasuries this reporting period, which helped drive the Fund’s performance versus the Index. Corporate bond performance, as measured by the Barclays U.S. Credit Index1, generated a return of 6.64% this reporting period.

MARKET OVERVIEW

In the months prior to the start of the reporting period, financial markets throughout the world reacted negatively to comments by Federal Reserve (“Fed”) Chairman Ben Bernanke indicating that U.S.

monetary policymakers would begin to back away from its bond purchasing program sooner than most analysts had expected. However, market conditions began to stabilize over the summer of 2013, and when

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

1. The Barclays U.S. Credit Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. The index is calculated monthly on price-only and total-return basis. All returns are market value-weighted inclusive of accrued interest. The index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict performance of the Fund.

3      OPPENHEIMER CORPORATE BOND FUND

the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month, its decision to taper was met with relative calm in financial markets. The global economy in general started 2014 with continued slow and steady growth throughout the developed world. However, data in the U.S. softened for the first quarter of 2014, partially attributed to cold weather effects across much of the country. This resulted in heightened volatility across multiple asset classes to begin the year, with U.S. high grade bonds and U.S. Treasuries delivering the strongest returns in January. However, the U.S. released positive economic data in the second quarter of 2014, with the unemployment rate falling to 6.1% in June, its lowest level since September 2008. The U.S. stock market also achieved record highs. The Eurozone grew at a slightly faster pace, but has continued to struggle with very low inflation and weak bank lending. In response, the European Central Bank (the “ECB”) announced numerous measures this reporting period, which also bolstered the markets. Measures included a benchmark interest rate cut, the introduction of a negative deposit rate to encourage banks to lend, among various other measures to flood the system with liquidity. Beyond that, the ECB said it would prepare to purchase packages of loans from banks to allow for increased lending.

Against this backdrop, higher-yielding fixed-income securities generally rallied through the end of the reporting period and outperformed U.S. Treasuries.

FUND REVIEW

During the reporting period, most corporate bond sectors performed positively for the Fund as credit spreads tightened. The strongest performing area of the Fund was financials. In addition to spread tightening, the sector performed well as Moody’s completed its review of the sector in November with positive results. Holdings in large cap banks such as Bank of America and Morgan Stanley were among the positive performers for the Fund in the industry. Other top performing areas of the Fund this reporting period included wirelines and electric. Within wirelines, in mid-September, the Fund purchased bonds that were issued by Verizon Communications, Inc. to finance a purchase of Vodafone’s 45% stake in Verizon Wireless. To entice market participants, the bonds were priced cheaply relative to similar issues in the marketplace as well as the company’s existing issues. Since issuance, the bonds have performed positively and have been a positive contributor to the Fund’s performance. The energy sector produced strong performance as oil prices remained elevated during the reporting period, reflecting increased tensions in the Middle East and concerns that output from the Iraqi oil fields would be curtailed.

Detractors were limited this period, with the media non-cable and packaging industries providing very slight negative returns for the Fund for the reporting period.

4      OPPENHEIMER CORPORATE BOND FUND

The Fund also maintained a modest exposure to below-investment-grade (“junk”) bonds in the form of BB credits, which benefited the Fund during the overall reporting period.

STRATEGY & OUTLOOK

Despite the recent tapering by the Fed, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets.

Indeed, policies instituted by the ECB during the reporting period indicate that central banks are determined to provide a strong backstop to the financial system. Most signs appear to be pointing towards a continuation of moderate growth for the remainder of 2014. In such an environment, we remain constructive on credit spreads, as the markets become less concerned about potentially negative global macroeconomic events, and instead focus on the fundamental strength of corporate balance sheets.

Krishna Memani Portfolio Manager

5      OPPENHEIMER CORPORATE BOND FUND

Top Holdings and Allocation

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Oil, Gas & Consumable Fuels	12.2%
Commercial Banks	11.1
Capital Markets	6.6
Media	6.0
Insurance	5.6
Diversified Telecommunication Services	4.8
Electric Utilities	4.1
Energy Equipment & Services	3.0
Chemicals	2.3
Metals and Mining	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2014, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	5.1%
AA	2.7
A	19.3
BBB	54.1
BB	17.9
B	0.4
CCC	0.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2014, and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6      OPPENHEIMER CORPORATE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/14

	Inception Date	1-Year	Since Inception
Class A (OFIAX)	8/2/10	7.56%	7.06%
Class C (OFICX)	8/2/10	6.77%	6.16%
Class I (OFIIX)	11/28/12	8.04%	4.62%
Class R (OFINX)	8/2/10	7.29%	6.71%
Class Y (OFIYX)	8/2/10	7.93%	7.22%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/14
	Inception Date	1-Year	Since Inception
Class A (OFIAX)	8/2/10	2.46%	5.76%
Class C (OFICX)	8/2/10	5.77%	6.16%
Class I (OFIIX)	11/28/12	8.04%	4.62%
Class R (OFINX)	8/2/10	6.29%	6.71%
Class Y (OFIYX)	8/2/10	7.93%	7.22%

 STANDARDIZED YIELDS

For the 30 Days Ended 7/31/14
Class A	2.70%
Class C	2.09
Class I	3.31
Class R	2.58
Class Y	3.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the 1% contingent deferred sales charge (“CDSC”) for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14.) There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 7/31/14 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

7      OPPENHEIMER CORPORATE BOND FUND

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER CORPORATE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During 6 Months Ended July 31, 2014
Class A	$1,000.00	$1,041.10	$4.97
Class C	1,000.00	1,037.40	8.73
Class I	1,000.00	1,042.50	2.74
Class R	1,000.00	1,039.80	6.24
Class Y	1,000.00	1,042.40	3.75

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.93	4.92
Class C	1,000.00	1,016.27	8.64
Class I	1,000.00	1,022.12	2.71
Class R	1,000.00	1,018.70	6.18
Class Y	1,000.00	1,021.12	3.72

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2014 are as follows:

Class	Expense Ratios
Class A	0.98%
Class C	1.72
Class I	0.54
Class R	1.23
Class Y	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS July 31, 2014

	Principal Amount	Value

Asset-Backed Security—0.0%

United Auto Credit Securitization Trust, Series 2013-1, Cl. D, 2.90%, 12/15/17[1] (Cost $18,997)	$19,000	$19,156

Mortgage-Backed Obligations—0.6%

Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[2]	120,000	129,836

Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	96,983	91,491

Citigroup Mortgage Loan Trust, Series 2006-AR2, Cl. 1A2, 2.639%, 3/25/36[2]	80,855	76,162

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.375%, 12/25/35[2]	126,875	124,013

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.613%, 3/25/36[2]	131,516	132,070
Series 2007-AR8, Cl. A1, 6.049%, 11/25/37[2]	92,130	85,237

Total Mortgage-Backed Obligations (Cost $582,869)		638,809

Corporate Bonds and Notes—93.4%

Consumer Discretionary—13.9%

Auto Components—0.7%

Johnson Controls, Inc., 4.625% Sr. Unsec. Nts., 7/2/44	285,000	282,546

TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[1]	460,000	470,350

		752,896

Automobiles—1.7%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	272,000	410,850

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	852,000	993,285

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	418,000	475,475

		1,879,610

Diversified Consumer Services—0.4%

Service Corp. International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20	500,000	497,500

Hotels, Restaurants & Leisure—0.9%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	240,000	240,885

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	115,000	120,883

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	517,000	610,364

		972,132

Household Durables—0.9%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	485,000	510,463

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	552,000	561,660

		1,072,123

Internet & Catalog Retail—0.4%

QVC, Inc., 4.85% Sr. Sec. Nts., 4/1/24	400,000	416,305

11      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value

Media—6.0%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	$543,000	$641,506

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	645,000	668,840

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	520,000	537,669

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	460,000	481,850

Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	493,327

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	359,000	365,619

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	519,000	517,054

Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[1]	503,000	506,144

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	730,000	709,734

Time Warner, Inc., 4.875% Sr. Unsec. Nts., 3/15/20	700,000	776,585

Viacom, Inc., 4.25% Sr. Unsec. Nts., 9/1/23	375,000	389,884

WPP Finance 2010, 4.75% Sr. Unsec. Nts., 11/21/21	650,000	711,145

		6,799,357

Multiline Retail—0.3%

Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	317,000	337,114

Specialty Retail—1.8%

Bed Bath & Beyond, Inc., 5.165% Sr. Unsec. Nts., 8/1/44	235,000	234,515

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	200,000	219,377

L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	50,000	56,750
8.50% Sr. Unsec. Nts., 6/15/19	450,000	544,500

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	475,000	496,375

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	463,576

		2,015,093

Textiles, Apparel & Luxury Goods—0.8%

Levi Strauss & Co., 6.875% Sr. Unsec. Nts., 5/1/22	485,000	523,800

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	455,000	441,350

		965,150

Consumer Staples—5.0%

Beverages—1.6%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	445,000	686,839

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	496,000	484,840

Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	380,864

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	275,000	297,196

		1,849,739

Food & Staples Retailing—0.8%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	417,000	451,095

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	450,000	452,348

		903,443

Food Products—1.7%

Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Nts., 3/1/41	447,000	546,996

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	644,000	804,672

12      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Food Products (Continued)

WM Wrigley Jr Co., 2.90% Sr. Unsec. Nts., 10/21/19[1]	$500,000	$510,025

		1,861,693

Tobacco—0.9%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	370,000	624,012

Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	425,000	416,914

		1,040,926

Energy—15.2%

Energy Equipment & Services—3.0%

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	599,000	650,342

Nabors Industries, Inc.:
4.625% Sr. Unsec. Nts., 9/15/21	572,000	618,417
5.00% Sr. Unsec. Nts., 9/15/20	272,000	302,698

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	305,000	328,303

Schlumberger Investment SA, 3.65% Sr. Unsec. Nts., 12/1/23	750,000	779,555

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	590,000	669,134

		3,348,449

Oil, Gas & Consumable Fuels—12.2%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	919,000	914,727
6.20% Sr. Unsec. Nts., 3/15/40	458,000	565,324

Canadian Oil Sands Ltd., 4.50% Sr. Unsec. Nts., 4/1/22[1]	500,000	532,922

Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 8/15/20	430,000	481,331

Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	696,000	712,530

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	311,000	288,650

ConocoPhillips, 6.50% Sr. Unsec. Nts., 2/1/39	290,000	383,989

Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	492,000	524,793

DCP Midstream Operating LP:
2.70% Sr. Unsec. Nts., 4/1/19	404,000	407,760
3.875% Sr. Unsec. Nts., 3/15/23	852,000	861,091

EnLink Midstream Partners LP:
2.70% Sr. Unsec. Nts., 4/1/19	745,000	751,181
4.40% Sr. Unsec. Nts., 4/1/24	400,000	418,718

Enterprise Products Operating LLC, 3.35% Sr. Unsec. Nts., 3/15/23	475,000	472,586

Marathon Petroleum Corp., 6.50% Sr. Unsec. Nts., 3/1/41	200,000	243,728

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	895,000	923,925
5.45% Sr. Unsec. Nts., 10/14/21[1]	570,000	636,708

Regency Energy Partners LP/Regency Energy Finance Corp., 5.75% Sr. Unsec. Nts., 9/1/20	500,000	522,500

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	528,000	557,364

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	400,000	434,346
4.75% Sr. Unsec. Nts., 3/15/24	313,000	336,538

Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	455,000	464,100

TransCanada PipeLines Ltd., 5% Sr. Unsec. Nts., 10/16/43	299,000	325,803

Valero Energy Corp., 6.125% Sr. Unsec. Nts., 2/1/20	500,000	584,414

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	420,000	459,900

Williams Partners LP, 4% Sr. Unsec. Nts., 11/15/21	400,000	418,541

13      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	$556,000	$608,705

		13,832,174

Financials—26.8%

Capital Markets—6.6%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	427,000	428,418

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	484,000	508,015

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	320,000	363,938

Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	730,000	737,615
6.25% Sr. Unsec. Nts., 2/1/41	355,000	429,386
5.70% Jr. Sub. Perpetual Bonds, Series L2,3	501,000	512,742

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	275,000	287,676

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	495,000	569,202

Morgan Stanley:
5.00% Sub. Nts., 11/24/25	1,169,000	1,238,531
5.45% Jr. Sub. Perpetual Bonds, Series H2,3	550,000	549,313

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	750,298

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,3]	1,015,000	1,067,019

		7,442,153

Commercial Banks—11.1%

Bank of America Corp.:
7.75% Jr. Sub. Nts., 5/14/38	581,000	793,267
8.00% Jr. Sub. Perpetual Bonds, Series K2,3	450,000	497,447

Barclays Bank plc, 3.75% Sr. Unsec. Nts., 5/15/24	410,000	410,372

CIT Group, Inc., 3.875% Sr. Unsec. Nts., 2/19/19	450,000	448,875

Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	357,513
4.00% Sub. Nts., 8/5/24[4]	189,000	185,965
5.50% Sub. Nts., 9/13/25	700,000	771,357
5.95% Jr. Sub. Perpetual Bonds, Series D2,3	450,000	447,818

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	417,000	491,354

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,2,3]	1,040,000	1,106,170

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	560,000	582,400

HSBC Holdings plc, 5.25% Sub. Nts., 3/14/44	250,000	266,096

Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]	560,000	554,753

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S2,3	1,010,000	1,083,225

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[1]	663,000	771,395

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,3]	450,000	497,250

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,3,5]	780,000	824,850

RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[2,3]	500,000	534,688

Regions Bank, 7.50% Sub. Nts., 5/15/18	400,000	472,254

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,3]	400,000	428,500

Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S2,3	994,000	1,040,718

		12,566,267

14      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Consumer Finance—0.3%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	$377,000	$393,022

Diversified Financial Services—1.5%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	415,000	407,305

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	602,000	635,146

PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	168,938

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	453,000	463,192

		1,674,581

Insurance—5.6%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[1]	357,000	379,173

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	376,000	389,690

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	353,000	370,262

Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	700,000	730,550

Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]	392,000	403,617
4.85% Sr. Unsec. Nts., 8/1/44[1]	342,000	340,637

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	1,530,000	1,552,950

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	309,000	314,794

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,3]	1,156,000	1,234,030

WR Berkley Corp., 4.75% Sr. Unsec. Nts., 8/1/44[4]	142,000	140,009

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,5]	410,000	441,775

		6,297,487

Real Estate Investment Trusts (REITs)—1.7%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	280,000	309,488
5.90% Sr. Unsec. Nts., 11/1/21	390,000	448,478

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	424,000	423,072

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	440,000	435,600

Hospitality Properties Trust, 4.65% Sr. Unsec. Nts., 3/15/24	342,000	350,005

		1,966,643

Health Care—3.6%

Biotechnology—0.3%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	270,000	320,037

Health Care Equipment & Supplies—0.9%

Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	566,000	586,355

CareFusion Corp., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	379,804

		966,159

Health Care Providers & Services—0.8%

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[1]	450,000	455,625

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	405,000	444,487

		900,112

Life Sciences Tools & Services—0.3%

Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	301,000	312,652

15      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value

Pharmaceuticals—1.3%

Eli Lilly & Co., 5.95% Sr. Unsec. Unsub. Nts., 11/15/37	$320,000	$401,080

GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	244,695

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	400,000	434,660

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	448,000	436,800

		1,517,235

Industrials—6.7%

Aerospace & Defense—1.3%

B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	455,000	495,381

L-3 Communications Corp., 3.95% Sr. Unsec. Nts., 5/28/24	369,000	366,364

Lockheed Martin Corp., 4.07% Sr. Unsec. Nts., 12/15/42	287,000	277,682

Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	327,000	337,185

		1,476,612

Building Products—0.5%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	579,000	591,652

Commercial Services & Supplies—1.1%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	401,000	406,012

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	784,000	803,568

		1,209,580

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	285,000	283,575

Industrial Conglomerates—0.4%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B2,3	460,000	511,442

Machinery—1.0%

Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	220,000	220,787

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	332,000	348,531

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	497,000	524,267

		1,093,585

Professional Services—0.5%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	530,000	527,350

Road & Rail—0.8%

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	425,000	402,645

Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[1]	443,000	457,664

		860,309

Trading Companies & Distributors—0.9%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	469,000	475,449

16      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Trading Companies & Distributors (Continued)

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	$460,000	$490,475

		965,924

Information Technology—4.1%

Communications Equipment—0.5%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	550,000	531,427

Electronic Equipment, Instruments, & Components—1.0%

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	625,257

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	435,000	463,016

		1,088,273

Internet Software & Services—0.4%

IAC/InterActiveCorp, 4.875% Sr. Unsec. Nts., 11/30/18	435,000	449,138

IT Services—0.3%

Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	365,000	359,913

Semiconductors & Semiconductor Equipment—0.2%

Intel Corp., 4.25% Sr. Unsec. Unsub. Nts., 12/15/42	300,000	292,819

Software—0.8%

Oracle Corp.:
3.40% Sr. Unsec. Nts., 7/8/24	598,000	596,326
5.375% Sr. Unsec. Unsub. Nts., 7/15/40	320,000	362,960

		959,286

Technology Hardware, Storage & Peripherals—0.9%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	381,000	386,774

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	590,000	598,850

		985,624

Materials—6.8%

Chemicals—2.3%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	530,000	525,569

LYB International Finance BV, 4% Sr. Unsec. Nts., 7/15/23	400,000	417,167

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	550,000	555,500

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	400,000	417,500

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	497,000	488,598

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	222,459

		2,626,793

Containers & Packaging—2.1%

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	600,000	570,000

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	440,000	468,842

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	860,000	880,081

Silgan Holdings, Inc., 5% Sr. Unsec. Nts., 4/1/20	450,000	461,250

		2,380,173

17      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value

Metals & Mining—2.2%

Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	$437,000	$482,672

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	375,000	373,796

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	256,683

Freeport-McMoRan, Inc.:
3.875% Sr. Unsec. Nts., 3/15/23	350,000	346,996
5.45% Sr. Unsec. Nts., 3/15/43	190,000	198,168

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[1]	610,000	625,372

Rio Tinto Finance USA plc, 4.125% Sr. Unsec. Nts., 8/21/42	265,000	249,523

		2,533,210

Paper & Forest Products—0.2%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	180,000	178,625

Telecommunication Services—5.7%

Diversified Telecommunication Services—4.8%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	585,000	551,045

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	336,000	531,317

Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	500,000	523,750

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	416,000	468,000

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	530,000	674,111

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	450,000	471,937

Verizon Communications, Inc.:
4.50% Sr. Unsec. Nts., 9/15/20	1,170,000	1,275,720
6.40% Sr. Unsec. Nts., 2/15/38	404,000	492,703
6.55% Sr. Unsec. Nts., 9/15/43	325,000	408,973

		5,397,556

Wireless Telecommunication Services—0.9%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	582,000	549,996

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	190,000	180,684
6.25% Sr. Unsec. Nts., 11/30/32	213,000	261,940

		992,620

Utilities—5.6%

Electric Utilities—4.1%

American Transmission Systems, Inc., 5.25% Sr. Unsec. Nts., 1/15/22[1]	380,000	414,442

Duke Energy Florida, Inc., 3.85% Sec. Nts., 11/15/42	500,000	478,498

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	450,000	490,748

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	405,000	420,386

Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	332,421

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24	667,000	664,326
5.30% Sr. Unsec. Nts., 7/1/43	173,000	192,300

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	324,000	345,795

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	137,560

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	425,000	429,018

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	708,000	794,338

		4,699,832

Multi-Utilities—1.5%

Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[1]	275,000	281,533

18      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Multi-Utilities (Continued)

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	$361,000	$373,758
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	161,000	181,806

Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[1]	370,000	358,769

Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	168,000	171,776

PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	291,000	292,296

		1,659,938

Total Corporate Bonds and Notes (Cost $102,499,365)		105,555,308

	Shares

Investment Company—5.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[6,7] (Cost $5,684,706)	5,684,706	5,684,706

Total Investments, at Value (Cost $108,785,937)	99.0%	111,897,979

Net Other Assets (Liabilities)	1.0	1,153,611

Net Assets	100.0%	$113,051,590

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,503,043 or 16.37% of the Fund’s net assets as of July 31, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2014. See Note 1 of the accompanying Notes.

5. Restricted security. The aggregate value of restricted securities as of July 31, 2014 was $1,266,625, which represents 1.12% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	$793,272	$824,850	$31,578
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	431,245	441,775	10,530

		$1,224,517	$1,266,625	$42,108

6. Rate shown is the 7-day yield as of July 31, 2014.

19      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS     Continued

Footnotes to Statement of Investments (Continued)

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2013	Gross Additions	Gross Reductions	Shares July 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	6,481,870	63,189,731	63,986,895	5,684,706

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$5,684,706	$6,090

Futures Contracts as of July 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/19/14	23	$3,160,344	$4,085
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/14	103	22,600,454	(29,403)
United States Treasury Nts., 10 yr.	CBT	Sell	9/19/14	143	17,819,141	84,297

						$58,979

Glossary:

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

20      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $103,101,231)	$106,213,273
Affiliated companies (cost $5,684,706)	5,684,706

111,897,979
Cash used for collateral on futures	369,500
Receivables and other assets:
Interest, dividends and principal paydowns	1,352,646
Investments sold (including $290,236 sold on a when-issued or delayed delivery basis)	619,441
Shares of beneficial interest sold	47,104
Variation margin receivable	19,139
Other	11,259

Total assets	114,317,068
Liabilities
Bank overdraft	1
Payables and other liabilities:
Investments purchased (including $619,506 purchased on a when-issued or delayed delivery basis)	854,841
Shares of beneficial interest redeemed	338,056
Distribution and service plan fees	23,383
Dividends	9,040
Trustees’ compensation	5,833
Shareholder communications	4,850
Variation margin payable	87
Other	29,387

Total liabilities	1,265,478
Net Assets	$113,051,590

Composition of Net Assets
Par value of shares of beneficial interest	$10,374
Additional paid-in capital	110,203,305
Accumulated net investment income	8,602
Accumulated net realized loss on investments	(341,712)
Net unrealized appreciation on investments	3,171,021

Net Assets	$113,051,590

21      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $86,230,454 and 7,912,090 shares of beneficial interest outstanding)	$10.90
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.44

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,280,130 and 1,770,103 shares of beneficial interest outstanding)	$10.89

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,578 and 1,063 shares of beneficial interest outstanding)	$10.89

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,782,298 and 438,611 shares of beneficial interest outstanding)	$10.90

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,747,130 and 252,337 shares of beneficial interest outstanding)	$10.89

See accompanying Notes to Financial Statements.

22      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2014

Investment Income
Interest (net of foreign withholding taxes of $442)	$3,921,047
Dividends - affiliated companies	6,090
Other income	2,047

Total investment income	3,929,184
Expenses
Management fees	421,673
Distribution and service plan fees:
Class A	172,890
Class C	175,736
Class R1	20,527
Transfer and shareholder servicing agent fees:
Class A	158,904
Class C	42,422
Class I	3
Class R1	9,831
Class Y	16,832
Shareholder communications:
Class A	17,891
Class C	5,482
Class R1	1,147
Class Y	314
Custodian fees and expenses	17,752
Trustees’ compensation	13,765
Other	53,168

Total expenses	1,128,337
Less waivers and reimbursements of expenses	(56,748)

Net expenses	1,071,589
Net Investment Income	2,857,595
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	227,590
Closing and expiration of futures contracts	518,953

Net realized gain	746,543
Net change in unrealized appreciation/depreciation on:
Investments	4,059,790
Futures contracts	(1,015,141)

Net change in unrealized appreciation/depreciation	3,044,649
Net Increase in Net Assets Resulting from Operations	$6,648,787

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER CORPORATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations
Net investment income	$2,857,595	$2,900,645
Net realized gain	746,543	2,490,079
Net change in unrealized appreciation/depreciation	3,044,649	(3,380,008)

Net increase in net assets resulting from operations	6,648,787	2,010,716
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,260,360)	(2,247,957)
Class C	(431,374)	(497,114)
Class I	(387)	(241)
Class R1	(121,376)	(113,439)
Class Y	(43,264)	(41,147)

	(2,856,761)	(2,899,898)
Distributions from net realized gain:
Class A	(1,736,420)	(836,866)
Class C	(437,980)	(237,090)
Class I	(265)	(106)
Class R1	(102,287)	(41,582)
Class Y	(9,939)	(17,672)

	(2,286,891)	(1,133,316)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	20,089,099	9,825,398
Class C	957,359	2,022,361
Class I	1,531	10,231
Class R1	981,580	1,180,207
Class Y	2,020,118	(282,215)

	24,049,687	12,755,982
Net Assets
Total increase	25,554,822	10,733,484
Beginning of period	87,496,768	76,763,284

End of period (including accumulated net investment income of $8,602 and $19,109, respectively)	$113,051,590	$87,496,768

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

24      OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.74	$10.91	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.34	0.35	0.37	0.41
Net realized and unrealized gain (loss)	0.44	(0.05)	0.69	0.33

Total from investment operations	0.78	0.30	1.06	0.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.35)	(0.37)	(0.41)
Distributions from net realized gain	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.62)	(0.47)	(0.43)	(0.46)
Net asset value, end of period	$10.90	$10.74	$10.91	$10.28

Total Return, at Net Asset Value[3]	7.56%	2.70%	10.53%	7.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,231	$65,006	$56,674	$30,080
Average net assets (in thousands)	$70,792	$70,909	$42,490	$23,784
Ratios to average net assets:[4]
Net investment income	3.19%	3.17%	3.52%	4.02%
Total expenses[5]	1.03%	1.04%	0.90%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.99%	1.00%	0.89%	0.80%
Portfolio turnover rate	119%	135%	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2014	1.04%
Year Ended July 31, 2013	1.05%
Year Ended July 31, 2012	0.91%
Period Ended July 29, 2011	0.86%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS    Continued

Class C	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.73	$10.91	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.26	0.27	0.28	0.30
Net realized and unrealized gain (loss)	0.44	(0.06)	0.69	0.34

Total from investment operations	0.70	0.21	0.97	0.64
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.27)	(0.28)	(0.31)
Distributions from net realized gain	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.54)	(0.39)	(0.34)	(0.36)
Net asset value, end of period	$10.89	$10.73	$10.91	$10.28

Total Return, at Net Asset Value[3]	6.77%	1.84%	9.58%	6.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,280	$18,060	$16,454	$2,061
Average net assets (in thousands)	$17,588	$20,527	$9,231	$491
Ratios to average net assets:[4]
Net investment income	2.45%	2.42%	2.73%	3.00%
Total expenses[5]	1.81%	1.83%	1.84%	2.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.75%	1.75%	1.75%
Portfolio turnover rate	119%	135%	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2014	1.82%
Year Ended July 31, 2013	1.84%
Year Ended July 31, 2012	1.85%
Period Ended July 29, 2011	2.48%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER CORPORATE BOND FUND

Class I	Year Ended July 31, 2014	Period Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.73	$11.13
Income (loss) from investment operations:
Net investment income[2]	0.39	0.27
Net realized and unrealized gain (loss)	0.44	(0.28)

Total from investment operations	0.83	(0.01)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.27)
Distributions from net realized gain	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.67)	(0.39)
Net asset value, end of period	$10.89	$10.73

Total Return, at Net Asset Value[3]	8.04%	(0.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12	$10
Average net assets (in thousands)	$11	$10
Ratios to average net assets:[4]
Net investment income	3.65%	3.61%
Total expenses[5]	0.56%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.54%	0.55%
Portfolio turnover rate	119%	135%

1. For the period from November 28, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2014	0.57%
Period Ended July 31, 2013	0.57%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS    Continued

Class R	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.74	$10.92	$10.29	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.32	0.32	0.34	0.36
Net realized and unrealized gain (loss)	0.44	(0.06)	0.68	0.34

Total from investment operations	0.76	0.26	1.02	0.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.32)	(0.33)	(0.36)
Distributions from net realized gain	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.60)	(0.44)	(0.39)	(0.41)
Net asset value, end of period	$10.90	$10.74	$10.92	$10.29

Total Return, at Net Asset Value[3]	7.29%	2.35%	10.12%	7.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,782	$3,734	$2,648	$611
Average net assets (in thousands)	$4,129	$3,880	$1,305	$203
Ratios to average net assets:[4]
Net investment income	2.94%	2.92%	3.22%	3.53%
Total expenses[5]	1.30%	1.30%	1.31%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.25%	1.24%	1.24%
Portfolio turnover rate	119%	135%	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2014	1.31%
Year Ended July 31, 2013	1.31%
Year Ended July 31, 2012	1.32%
Period Ended July 29, 2011	1.81%

See accompanying Notes to Financial Statements.

28      OPPENHEIMER CORPORATE BOND FUND

Class Y	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$10.72	$10.91	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.36	0.38	0.36	0.41
Net realized and unrealized gain (loss)	0.46	(0.07)	0.71	0.33

Total from investment operations	0.82	0.31	1.07	0.74
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.38)	(0.38)	(0.41)
Distributions from net realized gain	(0.28)	(0.12)	(0.06)	(0.05)

Total dividends and/or distributions to shareholders	(0.65)	(0.50)	(0.44)	(0.46)
Net asset value, end of period	$10.89	$10.72	$10.91	$10.28

Total Return, at Net Asset Value[3]	7.93%	2.79%	10.67%	7.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,747	$687	$987	$26
Average net assets (in thousands)	$1,285	$1,195	$91	$22
Ratios to average net assets:[4]
Net investment income	3.38%	3.45%	3.53%	4.06%
Total expenses[5]	1.87%	0.72%	0.97%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.71%	0.72%	0.75%
Portfolio turnover rate	119%	135%	123%	112%

1. For the period from August 2, 2010 (commencement of operations) to July 29, 2011 which represents the last business day of the Fund’s respective reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	0.73%
Year Ended July 31, 2012	0.98%
Period Ended July 29, 2011	2.24%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS     July 31, 2014

1. Significant Accounting Policies

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

30      OPPENHEIMER CORPORATE BOND FUND

1. Significant Accounting Policies (Continued)

As of July 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$619,506
Sold securities	290,236

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

31      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$14,435	$—	$263,288	$3,092,597

1. As of July 31, 2014, the Fund had $263,288 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$263,288

2. During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended July 31, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$8,399	$11,341	$19,740

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 was as follows:

	Year Ended July 31, 2014	Year Ended July 31, 2013
Distributions paid from:
Ordinary income	$3,851,391	$2,899,898
Long-term capital gain	1,292,261	1,133,316

Total	$5,143,652	$4,033,214

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted in the following table. The primary difference between

32      OPPENHEIMER CORPORATE BOND FUND

1. Significant Accounting Policies (Continued)

book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$108,805,382
Federal tax cost of other investments	58,979

Total federal tax cost	$108,864,361

Gross unrealized appreciation	$3,510,405
Gross unrealized depreciation	(417,808)

Net unrealized appreciation	$3,092,597

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal

33      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

1. Significant Accounting Policies (Continued)

Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

34      OPPENHEIMER CORPORATE BOND FUND

2. Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

35      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

36      OPPENHEIMER CORPORATE BOND FUND

2. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Security	$—	$19,156	$—	$19,156
Mortgage-Backed Obligations	—	638,809	—	638,809
Corporate Bonds and Notes	—	105,555,308	—	105,555,308
Investment Company	5,684,706	—	—	5,684,706

Total Investments, at Value	5,684,706	106,213,273	—	111,897,979
Other Financial Instruments:
Futures contracts	88,382	—	—	88,382

Total Assets	$5,773,088	$106,213,273	$—	$111,986,361

Liabilities Table
Other Financial Instruments:
Futures contracts	$(29,403)	$—	$—	$(29,403)

Total Liabilities	$(29,403)	$—	$—	$(29,403)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	4,298,760	$46,322,208	4,272,533	$47,235,767
Dividends and/or distributions reinvested	360,389	3,840,623	266,038	2,931,374
Redeemed	(2,801,379)	(30,073,732)	(3,677,550)	(40,341,743)

Net increase	1,857,770	$20,089,099	861,021	$9,825,398

37      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

3. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Class C
Sold	691,637	$7,439,907	1,048,619	$11,578,353
Dividends and/or distributions reinvested	79,628	846,317	64,323	708,945
Redeemed	(684,171)	(7,328,865)	(938,581)	(10,264,937)

Net increase	87,094	$957,359	174,361	$2,022,361

Class I
Sold	139	$1,492	920	$10,231
Dividends and/or distributions reinvested	5	49	—	—
Redeemed	(1)	(10)	—	—

Net increase	143	$1,531	920	$10,231

Class R1
Sold	157,703	$1,700,308	217,039	$2,397,137
Dividends and/or distributions reinvested	20,663	220,157	13,868	152,900
Redeemed	(87,331)	(938,885)	(125,872)	(1,369,830)

Net increase	91,035	$981,580	105,035	$1,180,207

Class Y
Sold	261,584	$2,807,489	96,592	$1,070,123
Dividends and/or distributions reinvested	4,803	51,694	5,240	57,821
Redeemed	(78,110)	(839,065)	(128,276)	(1,410,159)

Net increase (decrease)	188,277	$2,020,118	(26,444)	$(282,215)

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$126,109,867	$103,677,399
U.S. government and government agency obligations	354,939	353,005

38      OPPENHEIMER CORPORATE BOND FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS     Continued

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
July 31, 2014	$68,482	$—	$3,133	$243

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “total annual operating expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average annual net assets, will not exceed the following annual rates: 1.00%, 1.75%, 0.55%, 1.25% and 0.75% for Class A, Class C, Class I, Class R and Class Y shares, respectively. During the year ended July 31, 2014, the Manager waived fees and/or reimbursed the Fund $22,635, $10,627, $2 and $2,036 for Class A, Class C, Class I and Class R, respectively.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended July 31, 2014, the Manager waived fees and/or reimbursed the Fund $7,008 for IMMF management fees.

    The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

40      OPPENHEIMER CORPORATE BOND FUND

5. Fees and Other Transactions with Affiliates (Continued)

During the year ended July 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$129
Class C	4
Class Y	14,307

    Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

41      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

42      OPPENHEIMER CORPORATE BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the year ended July 31, 2014, the Fund had an ending monthly average market value of $19,548,276 and $22,703,327 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

43      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of July 31, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$19,139	*	Variation margin payable	$87	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain of (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$ 518,953

Amount of Unrealized Gain of (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(1,015,141)

44      OPPENHEIMER CORPORATE BOND FUND

7. Restricted Securities

As of July 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities law and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. In June 2014, the appellate court affirmed the lower court’s order approving the settlement. Certain parties subsequently filed a petition for certiorari before the

45      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS     Continued

8. Pending Litigation (Continued)

U.S. Supreme Court further challenging the settlement approval order. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

    OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

46      OPPENHEIMER CORPORATE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Corporate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Corporate Bond Fund, including the statement of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Corporate Bond Fund as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 16, 2014

47      OPPENHEIMER CORPORATE BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Capital gain distributions of $0.15782 per share were paid to Class A, Class C, Class I, Class R and Class Y shareholders, respectively, on December 30, 2013. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the fiscal year ended July 31, 2014 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2014 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2014, the maximum amount allowable but not less than $2,858,362 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

48      OPPENHEIMER CORPORATE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2010) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2010) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-

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Richard F. Grabish, Continued	December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2010) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director

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TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2010) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012,

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James D. Vaughn, Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2010) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a brokerdealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Gabinet, Mss. Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2010) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. And OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

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Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER CORPORATE BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57      OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA1225.001.0714 September 17, 2014

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $27,600 in fiscal 2014 and $27,100 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $727,131 in fiscal 2014 and $611,580 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $202,044 in fiscal 2014 and $443,073 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $929,175 in fiscal 2014 and $1,054,653 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/10/2014